

NWPX INFRASTRUCTURE

2025 Annual Shareholder Meeting

June 12, 2025

www.nwpx.com

MEETING AGENDA



Chairperson's Remarks: Richard Roman

- Preliminary procedural matters
    - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
    - Election of two directors, each to serve for a three-year term
    - Advisory vote on executive compensation
    - Ratification of appointment of Baker Tilly US, LLP (successor by merger to Moss Adams LLP)
    - Amend Articles of Incorporation to change the Company's name to NWPX Infrastructure, Inc.
    - To transact such other business
- Adjournment

Business Update: Scott Montross

- Operational & financial highlights

Question & Answer Session

- Use the text box to ask questions
- Questions can be initiated at any time and participants don't have to wait for conclusion of prepared remarks

BOARD OF DIRECTORS

NOMINEES FOR ELECTION

Mike Franson *(Lead Director)*

- Independent; serving since 2016
- Retired Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC; co-founder of St. Charles Capital

Irma Lockridge

- Independent; serving since 2023
- Chief People and Systems Officer at CoorsTek

CONTINUING DIRECTORS

Amanda Julian

- Independent; serving since 2020
- Senior partner of NeoPsy Systems

Keith Larson

- Independent; serving since 2007
- Retired VP of Intel Corporation and Sr. Managing Director of Intel Capital

Scott Montross *(CEO)*

- Serving since 2013
- President and CEO of the Company; previously EVP of Evraz North America

John Paschal

- Independent; serving since 2019
- Retired President of Temtco Steel (division of Klockner Metals Corporation)

Richard Roman *(Chairperson)*

- Independent; serving since 2003
- Chairperson of the Board since 2013
- Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

EXECUTIVE COMPENSATION

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS[1]	DISCRETIONARY COMPENSATION	EQUITY INCENTIVE AWARDS[2]	PERQUISITES & PERSONAL BENEFITS	RETIREMENT BENEFITS
Purpose	Base level of compensation	Incentive to drive near-term performance	Compensation for project-related productivity	Incentive to drive long-term performance and stock price growth	Enhance productivity and development	Income certainty and security
Target	Fixed $	Variable based on Company performance and fixed benchmarks	Variable	Based both on salary and Company performance	Limited Variable	Employee contribution and Company limited match
Form of Delivery	Cash	Cash	Cash	Performance units and time-based units	Various	Cash

1. In 2024, each Named Executive Officer was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of adjusted income before income taxes and total recordable incident rate for the 2024 fiscal year. The 2024 short-term incentive plan also included a shared free cash flow ("FCF") goal providing for a payout modifier for the achievement of certain levels of FCF.
2. In 2024, each NEO received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75% of each award represented by PSAs and 25% of each award represented by RSUs. The PSAs awarded will vest based on the Company's EBITDA Margin Performance over the measurement period.

MATTERS FOR SHAREHOLDER CONSIDERATION

Voting Proposals as set forth in the Proxy

1. Elect two directors, each to serve for a three-year term
2. Hold an advisory vote on the Company's executive compensation
3. Ratify the appointment of Baker Tilly US, LLP (successor by merger to Moss Adams LLP) as the Company's independent registered public accounting firm for the year ending December 31, 2025
4. Approve an amendment to the Company's Articles of Incorporation to change its name to NWPX Infrastructure, Inc.
5. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Summary of Voting Results

BUSINESS UPDATE


KOMATSU
NORTHWEST PIPE



LEGAL STATEMENTS

FORWARD LOOKING STATEMENTS

Statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order modifications or cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, economic uncertainty and associated trends in macroeconomic conditions, including potential recession, inflation, and the state of the housing market, interest rate risk and changes in market interest rates, including the impact on the Company's customers and related demand for its products, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate future acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, effects of security breaches, computer viruses, and cybersecurity incidents, timing and amount of share repurchases, impacts of U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, supply chain challenges, labor shortages, ongoing military conflicts in areas such as Ukraine and Israel, and related consequences, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and floods and other natural disasters, material weaknesses in the Company's internal control over financial reporting and its ability to remediate such weaknesses, uncertainty around the outcome of political elections, impacts of pandemics, epidemics, or other public health emergencies, and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP MEASURES

The Company is presenting backlog including confirmed orders. This non-GAAP financial measure is provided to better enable investors and others to assess the Company's ongoing operating results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ABOUT NWPX


NORTHWEST PIPE COMPANY


Founded in
1966

Headquartered in Vancouver, WA

Widely-recognized reputation for quality, service, and manufacturing capabilities

13 locations: strategically placed manufacturing facilities with 12 in the U.S. and one in Mexico

Positioned to meet North America's growing needs for water distribution, management, infrastructure, and sustainability.

Largest, most flexible capabilities in the water transmission market

Supplier of choice for long-distance, raw-water transmission programs

Provide solutions-based products for a wide range of markets under the Northwest Pipe Company, Permalok®, NWPX Geneva, and NWPX ParkUSA product lines.

Northwest Pipe Company | PERMALOK | NWPX GENEVA | NWPX PARK


NWPX
INFRASTRUCTURE

RE-BRAND TO NWPX INFRASTRUCTURE, INC.

- New name highlights significant growth potential in water infrastructure and removes geographic and product boundaries
  - Honors the Northwest Pipe Company legacy while reinforcing dedication to enhancing shareholder value by using our Nasdaq ticker symbol: NWPX
- Reflects expansion beyond steel pressure pipe following five years of transformation:
  - Acquired two precast entities to enter concrete and environmental solutions market
  - Executing growth plan targeting scalable operations in large precast market
- Marks transformation into a diversified, balanced water infrastructure company
  - Current 50%+ market share in steel pressure pipe (SPP) market
  - Added core competency in precast concrete provides new opportunities for future growth
- Signals Board and management's confidence in long-term business strength and value
  - Intend to use Northwest Pipe Company name for SPP segment due to its strong industry presence
  - Plan to rebrand precast lines under new segment name within the next year

At NWPX, we manufacture durable infrastructure solutions, helping communities build safe, reliable, and sustainable systems that support daily life and long-term growth.

NWPX INFRASTRUCTURE

STRATEGIC FOOTPRINT WITH CUSTOMER ACCESS ACROSS THE U.S.


CORPORATE HEADQUARTERS
ENGINEERED STEEL PRESSURE PIPE PLANTS
PRECAST INFRASTRUCTURE AND ENGINEERED SYSTEMS PLANTS

GROWTH STRATEGY

Create transformational growth and profitability to drive shareholder value through organic growth "Product Spread" and acquisitions

PRECAST PRODUCT SPREAD STRATEGY:

Produce and ship ParkUSA products out of legacy Northwest Pipe plants.

- Build out utilization at ParkUSA plants in Texas
- Strengthen outside sales team primarily focused on wastewater and water distribution products to push capacity
  - Booked over $10 million of orders outside of Texas in 2024 and $2.5 million in Q1 2025
- Now casting and shipping ParkUSA products at our Utah facilities to expand capabilities while maintaining low cost of entry
- Emphasizing cross-training across facilities
- Gaining additional traction on product spread at the Geneva plants
  - Booked over $2 million of Park-related projects in 2024 and $0.5 million in Q1 2025

ACQUISITION STRATEGY:

Continuing to seek accretive acquisition candidates in the precast-related space.

Evaluating prospective high-quality opportunities with the following key attributes:

- Strong organic growth potential
- Strong margin characteristics
- Solid asset efficiency
- Positive cash flow profile
- Accretive to earnings
- Industry and geographic location aligns with strategic growth plan
- Performance indicators based on revenue and EBITDA thresholds
- Strong brand reputation and relationships in industry
- Experienced management teams

DEMAND DRIVES STRONG PERFORMANCE

Backlog[1] and Order Book[2]
($ Millions)

Maintained **strong SPP backlog** and Precast order book in 2024


$88
$252
$258
$221
$11
$290
$51
$372
$64
$319
$46
$310
$61
2017
2018
2019
2020
2021
2022
2023
2024
SPP Backlog
Precast Order Book

Revenue
($ Millions)

Grew SPP revenues by **over 2.5x** since 2017 and more than tripled the size of the Company with the addition of Precast


7-year CAGR: ~21%
$133
$172
$279
$286
$44[3]
$242
$333
$74[4]
$260
$458
$150
$308
$444
$148
$296
$493
$155
$338
2017
2018
2019
2020
2021
2022
2023
2024
SPP Revenue
Precast Revenue

Note: Precast refers to Precast Infrastructure and Engineered Systems & SPP refers to Engineered Steel Pressure Pipe.

1. *Backlog includes confirmed orders (SPP projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*
2. *Order Book includes unfulfilled orders outstanding at the measurement date for the Precast segment. 2021 is the first period that includes the order book for ParkUSA.*
3. *Pro forma net sales for Precast would have been approximately $48 million if the acquisition of Geneva had occurred on January 1, 2020 as opposed to January 31, 2020.*
4. *Pro forma net sales for Precast would have been approximately $125 million if the acquisition of ParkUSA had occurred on January 1, 2021 as opposed to October 5, 2021.*

Q1 2025 HIGHLIGHTS

Backlog including confirmed orders[1] of $289 million for the Engineered Steel Pressure Pipe segment

Strong order book[2] of $64 million for the Precast Infrastructure and Engineered Systems segment

Net Sales by Segment

($ Millions)


SPP Revenue
Precast Revenue
$63.5
$35.6
$77.3
$39.1
$80.5
$38.2
$75.1
$35.1
$80.0
$33.2
$89.5
$40.0
$85.9
$44.3
$82.5
$37.1
$78.4
$37.7
1Q'23
2Q' 23
2Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

Gross Profit by Segment

($ Millions)


SPP Gross Margin
Precast Gross Margin
25%
25%
22%
23%
18%
22%
24%
21%
19%
12%
16%
14%
15%
18%
19%
19%
18%
16%
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

1. "Backlog including confirmed orders" defined as Engineered Steel Pressure Pipe projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed.
2. "Order book" defined as unfulfilled orders outstanding at the measurement date for its Precast Infrastructure and Engineered Systems segment.

CAPITAL ALLOCATION STRATEGY

Use of Cash Priorities

ORGANIC GROWTH

- Prioritizing organic growth through Product Spread strategy for ParkUSA
- Reinvesting in Precast locations to increase production capabilities and capacity through expansion and automation

ACCRETIVE ACQUISITIONS

- Evaluating potential M&A in the precast-related market with the goal of Precast becoming the same size as the SPP business

DEBT REPAYMENT

- Focused on repaying debt incurred to finance the acquisition of ParkUSA
- Prudent with debt incurred to finance growth; historic targeted leverage ratio below 2x EBITDA

STOCK REPURCHASES[1]

- Repurchased ~174,000 shares for $5.1 million since the authorization of a share repurchase program in November 2023
  - As of March 31, 2025, $24.9 million remained available for repurchases under this program
- Repurchased ~122,000 shares for $5 million in April 2025 under a Rule 10b5-1 trading plan

1. *As of March 31, 2025*

NWPX INFRASTRUCTURE

CORPORATE RESPONSIBILITY

HEALTH & SAFETY

- Continued to improve on our industry-leading safety performance from 2023[1] with metrics significantly below the national and comparable industry average[2]
    - 2024 total recordable incident rate: **1.25**
    - 2024 days away rate: **0.14**
- Comprehensive employee health and wellness benefits program
- Striving for continuous improvement with investment in capital projects that implement engineered safety solutions



Note: As of December 31, 2024
1. Includes newly acquired facilities and calculated in accordance with the OSHA's record keeping requirements. Industry averages for total recordable incident rate and days away rate in 2023 were 3.10 and 2.00, respectively.
2. Source: OSHA per 100 full-time workers for SIC code 33121 (Iron and steel pipe and tube manufacturing from purchased steel).

STRATEGIC AND OPERATIONAL INITIATIVES

1. Maintain a safe workplace where employees are proud to work
2. Improve performance through a persistent focus on margin over volume
3. Intensify our focus on strategic opportunities to grow the Company through expansion or acquisitions
4. Continue to implement cost reductions and efficiencies at all levels of the Company
5. Return value to our shareholders through opportunistic share repurchases in the absence of M&A opportunities

Q&A

